UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

STARSTREAM ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-186079	68-0682786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Sky Park Drive
Monterey, California 93940

(Address of Principal Executive Offices)

203-661-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In July 2014, Starstream Entertainment, Inc. (the “Company”) formed a new, wholly owned subsidiary, YHSSE, LLC, a Delaware limited liability company (“YHSSE”), in connection with the Company’s plans to produce and invest in  a new feature-length motion picture to be titled “Yoga Hosers,” which is to star Johnny Depp and be directed by Kevin Smith. Similar to the structure of the Company’s other production and finance transactions, YHSSE will own a partial interest in the underlying production company, Yoga Hosers, LLC, a California limited liability company, which will oversee directly the production of the film. Beginning July 22, 2014, Yoga Hosers, LLC (the production entity) commenced production activities on “Yoga Hosers.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2014	Starstream Entertainment, Inc.

	By:	/s/ Kim Leadford
Name: Kim Leadford
Title: Chief Executive Officer